UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2016

DOVER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4018	53-0257888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 9, 2016, Dover Corporation (the “Company”) completed an offering of €600,000,000 aggregate principal amount of 1.250% Notes due 2026 (the “Notes”). The Notes were issued under an indenture, dated as of February 8, 2001, entered into between the Company and The Bank of New York Mellon, as Trustee (as successor to Bank One Trust Company, N.A. and J.P. Morgan Trust Company, National Association) (the “Trustee”), as supplemented by a first supplemental indenture, dated as of October 13, 2005, between the Company and the Trustee, a second supplemental indenture, dated as of March 14, 2008, between the Company and the Trustee, a third supplemental indenture, dated as of February 22, 2011, between the Company and the Trustee, a fourth supplemental indenture, dated as of December 2, 2013, among the Company, the Trustee and the Bank of New York Mellon, London Branch, as Paying Agent (the “Paying Agent”), a fifth supplemental indenture, dated as of November 3, 2015, between the Company and the Trustee, and a sixth supplemental indenture, dated as of November 9, 2016 (the “Sixth Supplemental Indenture”), among the Company, the Trustee and the Paying Agent.

The Notes were registered under the Company’s Registration Statement on Form S-3ASR (File No. 333-194385) and are being offered by means of the Company’s prospectus, dated March 6, 2014 (the “Base Prospectus”), as supplemented by the prospectus supplement, dated November 2, 2016 (together with the Base Prospectus, the “Prospectus”). The material terms of the Notes are described in the Prospectus.

Interest on the Notes is payable annually on November 9 of each year, beginning on November 9, 2017, to holders of record on the preceding October 25 of each year. Interest on the Notes will accrue from November 9, 2016. The amount of interest payable for any interest period will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or November 9, 2016 if no interest has been paid on the Notes), to, but excluding, the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

The Notes will mature on November 9, 2026, unless earlier redeemed or repurchased.

The Notes are the Company’s senior unsecured debt obligations and rank on parity with all of its other senior unsecured indebtedness. The Notes are not convertible or exchangeable for any other securities.

In connection with the offering, Ivonne M. Cabrera, Esq., the Company’s Senior Vice President, General Counsel and Secretary, has provided the Company with the opinion regarding legality of the Notes attached to this report as Exhibit 5.1.

For a complete description of the terms and conditions of the Notes, please refer to the Sixth Supplemental Indenture and the form of Note included in the Sixth Supplemental Indenture, which are incorporated herein by reference and attached to this report as Exhibits 4.1 and 4.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

Exhibit 4.1	Sixth Supplemental Indenture, dated as of November 9, 2016, among Dover Corporation, the Trustee and the Paying Agent.

Exhibit 4.2	Form of Global Note representing the 1.250% Notes due 2026 (€600,000,000 aggregate principal amount) (included as Exhibit A to Exhibit 4.1).

Exhibit 5.1	Opinion of Ivonne M. Cabrera, Esq., Senior Vice President, General Counsel and Secretary of Dover Corporation, with respect to legality of the Notes.

Exhibit 23.1	Consent of Ivonne M. Cabrera, Esq., Senior Vice President, General Counsel and Secretary of Dover Corporation (set forth in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2016	DOVER CORPORATION (Registrant)

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera, Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Sixth Supplemental Indenture, dated as of November 9, 2016, among Dover Corporation, the Trustee and the Paying Agent.

Exhibit 4.2	Form of Global Note representing the 1.250% Notes due 2026 (€600,000,000 aggregate principal amount) (included as Exhibit A to Exhibit 4.1).

Exhibit 5.1	Opinion of Ivonne M. Cabrera, Esq., Senior Vice President, General Counsel and Secretary of Dover Corporation, with respect to legality of the Notes.

Exhibit 23.1	Consent of Ivonne M. Cabrera, Esq., Senior Vice President, General Counsel and Secretary of Dover Corporation (set forth in Exhibit 5.1).